EXHIBIT 10(c)

                          DETECTION SYSTEMS, INC.
                         DEFERRED COMPENSATION PLAN
                           [8/20/97 Restatement]

1.    Purpose

      Detection Systems, Inc. (the "Company") has adopted this Deferred Compensation Plan (the "Plan") to assist its officers with their individual tax and retirement income planning and to permit the Company to remain competitive in attracting, retaining, motivating and rewarding key executives who can directly influence the Company's operating results.
The Plan permits officers to defer the receipt of salary or bonuses which they may be entitled to receive from the Company and the Company to make Company contributions for the benefit of its officers. The Plan was originally adopted as of August 1, 1986. This restatement is effective as of August 20, 1997.

2.    Eligibility

      Any officer of the Company is eligible to participate in this Plan.

3.    Contributions

      a.    Company Contributions

            The Company may contribute to an officer's Participant Account any amount, at any time and for any reason as the Company in its sole discretion may determine. The Company has no obligation to make such contributions to any officer's account and contributions need not be the same for all officers.

      b.    Officer Deferrals

            (1) Amount of Deferral. In addition to Company contributions, a participant may elect to defer receipt of up to 10 percent of his or her base salary and up to 100 percent of any bonus otherwise payable to the participant by the Company during a calendar year.

            (2) Time for Electing Deferral. An election to commence a deferral may be made at any time in accordance with the procedures set forth in subsection (3) below, provided that any election to defer compensation must be made prior to the time that such compensation is to be earned by the participant. Any election so made shall remain in effect until the participant elects in writing to change his or her election.

            (3) Manner of Electing Deferral. A participant shall elect a deferral by giving written notice to the Committee in a form prescribed by the Committee. The notice shall include (1) the amount to be deferred;
(2) the period with respect to which the deferral relates; (3) an election of a lump sum payment or the number of monthly installments (not to exceed
120) for the payment of the deferred amounts; and (4) the date benefit payments are to be made or to commence. A participant may designate any date for the commencement of benefit payments but in the event the participant retires or otherwise terminates employment, benefit payments shall commence within 60 days of retirement or termination notwithstanding any later date specified in the participant's election form. In addition, if any scheduled payment from this Plan during a taxable year of the Company would, in combination with other compensatory payments to the participant during such year, result in the participant's compensation exceeding the $1 million cap under Code Section 162(m), the Company in its sole discretion may defer benefit payments to the first subsequent year when the participant's compensation will not exceed the $1 million cap.

4.    Participant Accounts

      For each participant there shall be established both a Participant Interest Account and a Participant Stock Account (collectively referred to as the Participant Account). Each Participant Interest Account shall be credited with the amounts deferred by, or contributed by the Company on behalf of, a participant plus an assumed annual interest on such amounts at a rate designated by the Committee from time to time as the benchmark assumed interest rate. This assumed interest shall be compounded annually and treated as earned from the date of crediting to the date of withdrawal. The Participant Stock Account shall be credited at the end of each month with the number of shares of Company Common Stock that could be purchased at the Common Stock's then fair market value with the amounts deferred by, or contributed by the Company on behalf of, a participant each month plus any hypothetical dividends payable during such month on the Company Common Stock previously credited to the Participant Stock Account. The value of each Participant Interest and Stock Account shall be adjusted no less frequently than monthly to reflect contributions to the Account, payments from the Account as hereinafter provided, and assumed interest on the Interest Account or additional stock purchases from hypothetical dividends on the Stock Account. The Stock Account shall also be adjusted no less frequently than monthly to reflect any gains (or losses) in the fair market value of Company Common Stock.

      All amounts credited to Participant Accounts shall be fully vested at all times. Except for the possible claims of the Company's general creditors, they shall not be subject to forfeiture on account of any action by a participant or by the Company, including termination of employment.

      The maintenance of individual Participant Accounts is for bookkeeping purposes only. The Company is not obligated to make actual contributions to fund this plan or to acquire or set aside any particular assets for the discharge of its obligations, nor is any participant to have any property rights in any particular assets held by the Company, whether or not held for the purpose of funding the Company's obligations hereunder.

5.    Payment of Deferred Amounts

No withdrawal may be made from a Participant Account except as provided in this section 5. Payments from an Account shall normally commence within 60 days following a participant's retirement or other termination of employment provided that a participant may elect an earlier date for payment of his own deferrals in the election form to which his deferred amounts relate. In the case of financial hardship, the Committee, in its sole discretion, may distribute all or a portion of an Account before termination of employment but the amount of the distribution shall not exceed the amount needed to relieve the financial hardship. In the case of a potential violation of the $1 million cap on compensation under Code
Section 162(m), the Company may defer payments to a later year as authorized in section 3. Any payments deferred for Section 162(m) purposes shall be paid as soon as payment would no longer constitute a violation of the Code Section 162(m) compensation cap. Such payments shall be made in a manner as consistent as possible with the participant's original deferral election. For example, if installment payments were elected, the originally scheduled installment payments shall be made on schedule for a year even if the participant is paid a lump sum in that same year for the deferred payments.

      At any time prior to his becoming eligible to commence receiving benefits, the participant shall make a single, irrevocable election with the Committee to receive his benefits from either his Participant Interest Account or his Participant Stock Account. If no such election is made, or in the event of the participant's death, payment shall be made from whichever account has the higher value, measured at the time of the benefit commencement date. Payments from an Interest Account shall be made only in cash and payments from a Stock Account shall be made only in stock, provided that any fractional shares from a Stock Account shall be paid in cash.

      An aggregate of 182,250 shares of Company Common Stock (subject to substitution or adjustment as provided below) shall be available for stock payments under this Plan. Such shares may be authorized and unissued shares or may be treasury shares. In the event of any change in the Common Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares which thereafter are available for stock payments under the Plan shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.

      All payments from a Participant Account shall be made in the form of either a lump sum payment or monthly installments over a period of years not to exceed ten as elected by the participant. This election shall be made on the participant's deferral notice, provided that the participant may change this election, by written notice to the Committee at any time up to 36 months prior to the actual benefit commencement date. Any requested change of an earlier election that is made within the 36 month period preceding the actual benefit commencement date shall not be effective and shall be disregarded by the Committee. Where payments are made in monthly installments, the balance credited to a Participant Account shall be adjusted periodically for assumed interest or stock purchases as provided in section 4.

      If installment payments are elected, the first installment shall equal the value of the Participant Account at such time multiplied by a fraction, the numerator of which is one and the denominator of which is the total number of monthly installments to be made. All subsequent installments shall equal the value of the Participant Account as of the last valuation date preceding the installment which is to be paid multiplied by a fraction, the numerator of which is one and the denominator of which is the total number of installments elected minus the number of installments already paid.

      In the event of a participant's death before the participant has received all of the deferred payments to which the participant is entitled hereunder, the remaining number of installments which would have been paid to the participant shall be paid to the participant's estate in the same manner that the participant would have received them.

      Notwithstanding a participant's election of installment payments, the Committee, in its sole discretion, shall have a right to accelerate any such payments or to make payment of the balance in a Participant Account in a lump sum.

6.    Participant's Rights Unsecured

      The right of any participant or, if applicable, the participant's estate, to receive benefits under the provisions of this Plan shall be an unsecured claim against the general assets of the Company. Any amounts held in a Participant Account are a part of the Company's general assets and shall be reachable by the general creditors of the Company.

7.    Statement of Account

      Statements will be sent to participants no less frequently than annually setting forth the value of their Participant Accounts.

8.    Transferability
      The rights of a participant under this Plan shall not be transferable other than by will or the laws of descent and distribution and are exercisable during the participant's lifetime only by him or by his guardian or legal representative.

9.    Plan Administrator

      The administrator of this Plan shall be a committee of the Board of Directors of the Company as from time to time designated by the Board. The Committee's members shall be non-employees of the Company. The Committee shall have the authority to adopt rules and regulations for carrying out the Plan and to interpret, construe and implement the provisions of the Plan.

10.  Amendment

      This Plan may at any time or from time to time be amended, modified or terminated by the Company's Board of Directors. No amendment, modification or termination shall, without the consent of a participant, adversely affect such participant's accruals in his or her Participant Account.

11.  Governing Law

      This Plan and any participant elections hereunder shall be interpreted and enforced in accordance with the laws of the State of New York.

12.  Effective Date

      The effective date of this restated Plan is August 20, 1997.

      IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan document on its behalf this 20th day of August 1997.

                        DETECTION SYSTEMS, INC.

                        By /s/ Frank J. Ryan
                        Frank J. Ryan, Vice President



                            Federal Tax Aspects

      The Plan is a non-qualified deferred compensation plan under the provisions of the Internal Revenue Code. At the time a Company contribution or a participant's deferral of compensation is made, it is intended that the participants will not recognize income, for Federal income tax purposes. In addition, assumed interest and hypothetical dividends will not be treated as income at the time they are credited to the participant accounts.

      Participants will recognize ordinary income at the time the Company contributions and participant deferrals, together with the earnings credited to these amounts, are actually paid out or made available to the participants. The amount of such ordinary income will equal the amount of cash received plus the fair market value, on the date of payment, of any shares paid or made available.

      The ultimate sale or exchange of any shares of common stock received under the Plan will result in either long-term or short term capital gain, or loss depending on the holding period. Under current law, long term capital gains or losses will result upon the disposition of shares that are held for more than six months. A participant's basis in the shares will be the amount of income he recognizes at the time the shares were actually paid or made available to the participant.

      The Company is not entitled to deduct the amount of contributions or deferrals into the Plan or the assumed interest or hypothetical dividends credited to an account. Instead, the Company is entitled to take a deduction at the time a participant recognizes income. The amount of the deduction is the amount of income that a participant must recognize.

      For Social Security tax (F.I.C.A.) purposes the Company contributions and participant deferrals under the Plan are taxable as "wages" at the time the services are performed. This will result in Social Security taxes to a participant and to the Company only where a participant is otherwise below the Social Security Wage Base at the time the contributions or deferrals are made.

      The Plan is not a tax-qualified plan under Section 401(a) of the Internal Revenue Code and is not subject to ERISA. The Company has not received any ruling from the Internal Revenue Service concerning the tax consequences of the Plan.

                          DETECTION SYSTEMS, INC.
                         DEFERRED STOCK BONUS PLAN
                           [8/20/97 Restatement]

1.    Purpose

      Detection Systems, Inc. (the "Company") has adopted this Deferred Stock Bonus Plan (the "Plan") for the benefit of its key personnel who wish to defer the receipt of stock bonuses which they may be entitled to receive from the Company. The purposes of the Plan are to assist key personnel with their individual tax and retirement income planning and to permit the Company to remain competitive in attracting, retaining, motivating and rewarding personnel who can directly influence the Company's operating results. The Plan was originally adopted as of January 1, 1989. This restatement is effective as of August 20, 1997.

2.    Eligibility

      All key personnel selected by the Committee established under
Section 9 shall be eligible to participate in this Plan.

3.    Contributions

      a.    Company Contributions

            The Company may contribute to a participant's account any amount of Company Stock, at any time and for any reason as the Company in its sole discretion may determine. The Company has no obligation to make such contributions to any participant's account and contributions need not be the same for all participants.

      b.    Participant Deferrals

            (1) Amount of Deferral. In addition to Company contributions, a participant may elect to defer receipt of up to 100 percent of any stock bonus otherwise payable to the participant by the Company during a calendar year.

            (2) Time for Electing Deferral. An election to commence a deferral may be made at any time in accordance with the procedures set forth in subsection (3) below, provided that any election to defer a stock bonus must be made prior to the time that such stock bonus will be earned by the participant. Any election so made shall remain in effect until the participant elects in writing to change his or her election.

            (3) Manner of Electing Deferral. A participant shall elect a deferral by giving written notice to the Committee in a form prescribed by the Committee. The notice shall include (1) the amount to be deferred;
(2) the period with respect to which the deferral relates; (3) an election of a lump sum payment or the number of monthly installments (not to exceed
120) for the payment of the deferred amounts; and (4) the date benefit payments are to be made or to commence. A participant may designate any date for the commencement of benefit payments but in the event the participant retires or otherwise terminates employment, benefit payments shall commence within 60 days of retirement or termination notwithstanding any later date specified in the participant's election form. In addition, if any scheduled payment from this Plan during a taxable year of the Company would, in combination with other compensatory payments to the participant during such year, result in the participant's compensation exceeding the $1 million cap under Code Section 162(m), the Company in its sole discretion may defer benefit payments to the first subsequent year when the participant's compensation will not exceed the $1 million cap.

4.    Participant Accounts

      For each participant there shall be established both a Participant Interest Account and a Participant Stock Account (collectively referred to as the Participant Account). Each Participant Interest Account shall be credited with the fair market value, determined as of the date of the deferral, of the stock bonus deferred on behalf of a participant plus an assumed annual interest on such amounts at a rate designated by the Committee from time to time as the benchmark assumed interest rate. This assumed interest shall be compounded annually and treated as earned from the date of crediting to the date of withdrawal. The Participant Stock Account shall be credited at the end of each month with the number of shares of Company Common Stock whose payment is deferred plus any hypothetical dividends payable on the Company Common Stock previously credited to the Participant Stock Account. The value of each Participant Interest and Participant Stock Account shall be adjusted no less frequently than monthly to reflect contributions to the Account, payments from the Account as hereinafter provided, and assumed interest on the Interest Account or additional stock purchases from hypothetical dividends on the Stock Account. The Stock Account shall also be adjusted as of the end of the Company's fiscal year to reflect gains (or losses) in the fair market value of Company Common Stock. For purposes of this Plan, the fair market value of the Company's Common Stock shall equal the Stock's average share value during the fiscal year preceding the date on which the valuation is performed. The Committee has the discretion to determine the precise method for calculating the average share value.

      All amounts credited to Participant Accounts shall be fully vested at all times. Except for the possible claims of the Company's general creditors, they shall not be subject to forfeiture on account of any action by a participant or by the Company, including termination of employment.

      The maintenance of individual Participant Accounts is for bookkeeping purposes only. The Company is not obligated to acquire or set aside any particular assets for the discharge of its obligations, nor is any participant to have any property rights in any particular assets held by the Company, whether or not held for the purpose of funding the Company's obligations hereunder.

5.    Payment of Deferred Amounts

      No withdrawal may be made from a Participant Account except as provided in this section 5. Payments from an Account shall normally commence within 60 days following the earlier of (1) the benefit commencement date contained in the participant's initial deferral notice or (2) the participant's retirement or other termination of employment.
At the election of a participant who could be subject to suit under section 16(b) of the Securities Exchange Act of 1934, payment can be delayed for up to six months and a day following termination of employment. In the case of financial hardship, the Committee, in its sole discretion, may distribute all or a portion of an Account before the normal benefit commencement date determined above but the amount of the distribution shall not exceed the amount needed to relieve the financial hardship. In the case of a potential violation of the $1 million cap on compensation under Code Section 162(m), the Company may defer payments to a later year as authorized in section 3. Any payments deferred for
Section 162(m) purposes shall be paid as soon as payment would no longer constitute a violation of the Code Section 162(m) compensation cap. Such payments shall be made in a manner as consistent as possible with the participant's original deferral election. For example, if installment payments were elected, the originally scheduled installment payments shall be made on schedule for a year even if the participant is paid a lump sum in that same year for the deferred payments.

      At any time prior to his benefit commencement date, the participant shall make a single, irrevocable election with the Committee to receive his benefits from either his Participant Interest Account or his Participant Stock Account. If no such election is made or in the event of the participant's death, payment shall be made from whichever account has the higher value, measured at the time of the benefit commencement date. Payments from an Interest Account shall be made only in cash and payments from a Stock Account shall be made only in stock, provided that any fractional shares from a Stock Account shall be paid in cash.

      The number of shares of Company Common Stock that shall be available for stock payments under this Plan shall be limited to a maximum of 10% of the total shares outstanding. Such shares may be authorized and unissued shares or may be treasury shares. In the event of any change in the Common Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares which thereafter are available for stock payments under the Plan shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.

      All payments from a Participant Account shall be made in the form of either a lump sum payment or monthly installments over a period of years not to exceed ten as elected by the participant. This election shall be made on the participant's deferral notice, provided that the participant may change this election, by written notice to the Committee at any time up to 36 months prior to the actual benefit commencement date. Any purported change of an earlier election that is made within the 36 month period preceding the actual benefit commencement date shall not be effective and shall be disregarded by the Committee. Where payments are made in monthly installments, the balance credited to a Participant Account shall be adjusted periodically for assumed interest or stock purchases as provided in section 4.

      In the event of a participant's death before the participant has received all of the deferred payments to which the participant is entitled hereunder, the remaining number of installments which would have been paid to the participant shall be paid to the participant's estate in the same manner that the participant would have received them.

      Notwithstanding a participant's election of installment payments, the Committee, in its sole discretion, shall have a right to accelerate any such payments or to make payment of the balance in a Participant Account in a lump sum.

6.    Participant's Rights Unsecured

      The right of any participant or, if applicable, the participant's estate, to receive benefits under the provisions of this Plan shall be an unsecured claim against the general assets of the Company. Any amounts held in a Participant Account are a part of the Company's general assets and shall be reachable by the general creditors of the Company.

7.    Statement of Account

      Statements will be sent to participants no less frequently than annually setting forth the value of their Participant Accounts.

8.    Transferability

      The rights of a participant under this Plan shall not be transferable other than by will or the laws of descent and distribution and are excercisable during the participant's lifetime only by him or by his guardian or legal representative.

9.    Plan Administrator

      The administrator of this Plan shall be a committee of the Board of Directors of the Company as from time to time designated by the Board. The Committee's members shall be non-employees of the Company. The Committee shall have the authority to adopt rules and regulations for carrying out the Plan and to interpret, construe and implement the provisions of the Plan.

10.  Amendment

      This Plan may at any time or from time to time be amended, modified or terminated by the Company's Board of Directors. No amendment, modification or termination shall, without the consent of a participant, adversely affect such participant's accruals in his or her Participant Account.

11.  Governing Law

      This Plan and any participant elections hereunder shall be interpreted and enforced in accordance with the laws of the State of New York.

12.  Effective Date

      The effective date of this restated Plan is August 20, 1997.

      IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan document on its behalf this 20th day of August 1997.


                              DETECTION SYSTEMS, INC.

                              By /s/ Frank J. Ryan
                              Frank J. Ryan, Vice President